CHARTWELL DIVIDEND AND INCOME FUND, INC.

ANNUAL REPORT TO SHAREHOLDERS DATED November 30, 2001

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

INVESTMENT OBJECTIVES & STRATEGY

The Chartwell Dividend and Income Fund’s [the “Fund”] primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund will seek to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks and other equity-related securities. In addition, the Fund may invest the balance of its total assets in non-convertible debt securities, consisting primarily of corporate bonds. The Fund attempts to minimize individual security risk by diversifying the portfolio with approximately 150 securities, which is subject to change. The Chartwell Dividend and Income Fund is a closed-end mutual fund which trades on the New York Stock Exchange under the symbol CWF.

High-Yield Corporate Bonds

High-yield bonds are non-investment grade corporate debt obligations rated “Ba1” or lower by Moody’s Investors Service, Inc. or “BB+” or lower by Standard and Poor’s Ratings Group; they typically have a higher risk level than investment-grade bonds. These securities have historically compensated investors with higher levels of income for that risk. Prices usually are less sensitive to interest rate fluctuations than higher rated bonds because of the high income levels. However, the prices of these bonds are more sensitive to changes in the economy.

Convertible Securities

The Fund can invest in both convertible preferred stock and convertible bonds. Both pay fixed rates of income, but because they can be converted into common stock, they are indirectly tied to the common stock’s performance. As a result, convertible securities generally offer higher income than common stocks and an opportunity for price appreciation when the value of the underlying security rises. The Fund buys convertibles when the underlying common stock offers strong growth potential as well.

Common stock

The Fund invests in the common stocks of utility companies, Real Estate Investment Trusts (REITs) and other industrial and financial companies as well as other equity securities. Both utilities and REITs tend to offer a premium dividend yield with steady growth that can lead to capital appreciation. Industrial and financial stocks are primarily purchased for capital appreciation based on the fundamental value of the underlying company.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

LETTER TO SHAREHOLDERS

Dear Shareholders,

We are pleased to present the annual report for the Chartwell Dividend and Income Fund (“CWF” or the “Fund”) for the fiscal year ended November 30, 2001. The Fund returned 23.95% assuming reinvestment of dividends in additional shares. The net asset value (“NAV”) return was 6.15%. The Fund ended the period at a premium to NAV of 8.1% versus beginning the period at a discount of 7.4% to NAV. The distribution rate at November 30, 2001 was 1.24 per share, paid, monthly. The Fund traded on the NYSE between a range of $9.3125 to $12.15 during the past year.

	1 Year**	6 Months**

CWF	24.0%	-4.2%

S&P 500	-12.2%	-8.7%

High Yield Bonds*	7.7%	-0.8%

*	Merrill Lynch High Yield Master Index

**	Period Ending 11/30/01

Key events of the past year

Clearly the tragedy of September 11, 2001 must dominate any conversation regarding the events of the past year. Our hearts and thoughts go out to the victims in New York City, Pennsylvania and Washington, DC. However, it is the nature of our country and of the markets to rise higher out of the greatest challenges. The S&P 500 index bottomed on September 21 at 966 and has since advanced 19.5% to 1139 as of November 30, 2001. This is a clear demonstration of the resilience of the markets.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

However, the past year has been tumultuous for many investors. The best broad areas of investment were high grade and Government bonds, which benefited from a flight to quality and declining interest rates. The S&P 500 stock index was down 12.2% while the Treasury Bond index was up 9.3%. This demonstrates that investors had a weak appetite for risk last year and preferred riskless Treasury securities to stocks and other types of bonds, especially high yield or “junk” bonds. Currently, the 10-year U.S. Treasury yield is 5.13%, already up from its lows of 4.6% earlier this year. We seriously question whether long-term Treasuries can have another strong year of performance. As the economy slowly heals and again begins to grow, investors will again look toward equities and higher yielding bonds in order to gain better long-term returns.

An economic event of the past year was declining short-term interest rates. The Federal Reserve Board lowered short-term interest rates 11 times since the beginning of the year in an attempt to invigorate the faltering U.S. economy. We think it is quite likely that the Fed has reached the end of its need to restart the economy and to boost growth. The Fed Funds Target Rates now stand at 2%, leaving little room left to cut.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

Fed Funds Target Rate (source: Bloomberg)

In addition, lower rates can ultimately lead to inflationary pressures and, we are already seeing signs that the economy is positioned for better times. Energy costs have plummeted over the past year from incredibly high levels. As a major input for most commercial enterprises and a big cost for most households lower energy costs are effectively a tax cut for all of America.

Also, buoying the economy is consumer spending, which has held up as a result of lower mortgage rates and resilient employment. This is demonstrated in

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

continued strong auto and home sales and a surprising strong holiday shopping season. Because of this we believe the recession has a high probability of being relatively shallow and short in duration.

Further, inventories throughout the economy have plummeted to the point where many retailers were not over stocked as feared for the holiday season. A major reason for the stock market and economic bubble in 2000 involved corporate buyers who over-ordered inventory in anticipation of ever-higher demand for their products, especially in technology and telecom. Corporations were left with high levels of inventory that resulted in cancelled orders once demand started to falter. Now that the overhang of inventory has been eaten up, companies are again seeing new orders.

In terms of historical precedent, Jeremy Seigel, Professor Emeritus at The Wharton Business School of The University of Pennsylvania, conducted a study that shows the average recession lasts approximately 11 months. Government agencies have indicated that the current recession officially started in March of 2001. If Professor Seigel is correct, February will be the bottom of the economy. In addition, Professor Seigel has found that the stock market bottoms five months before the broad economy. Considering the September 21 low of the S&P 500, this again points to early spring as a likely bottom for the economy. While picking the exact day or month of the bottom is beyond our means, we do feel that the economy is positioned for better times in 2002.

Economic perspective and the positioning of the portfolio

The portfolio targets specific ranges of weightings between the main asset classes depending on their ability to generate income and to provide diversification. High yield bonds consist of 40-50% of the portfolio based on their high income levels. Currently, the Fund is in the middle of the range. The high yield market suffered three years of flat or negative total yearly returns between 1998-2000, while distributing 10% in coupon payments. This negative scenario is wholly unprecedented in the history of the asset class. This year investors were rewarded with a positive return in higher yield bonds after this lengthy period of negative returns.

Additionally, the high yield market has been cleansed of a number of weaker companies whose debt repayment was based on the growth of the various technology and telecommunications markets. Looking at the high yield portfolio today, you will find cash-generating companies that may be going through difficult times with the rest of the economy, but we anticipate the vast majority will make their interest payments. We are more confident in high yield at this time and we will continue to see positive returns as the economy strengthens.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

The Fund usually holds between 5-10% of the equities in dividend generating REITs, or Real Estate Investment Trusts. These holdings are much like common stock, but are generally more stable, have higher dividend yields, and are valued largely off of the net asset value of the actual real estate they command. We are currently close to the top of that range based on the strong performance of REITs recently. Many REITs are now under pressure as rental rates have fallen and there is less demand for office, industrial and retail properties. We anticipate reducing our weighting in REITs over the next six months.

The portfolio is at the bottom of our 5-10% holdings target for utilities. Utilities have had a bad stretch as many utilities failed to deliver on promises of high returns from trading natural gas and electricity. In addition, dividends have lost some of their focus within the group, again making it less attractive to an income fund such as yours. We will moderately increase the weight in higher yielding stable utilities based upon low current prices and modest expectations.

The balance of the portfolio is contained in predominantly large cap value equities paying reasonable dividend yields. Currently, we view this portion of the broad markets as somewhat undervalued, especially those stocks trading at substantial multiple discounts to the broader market. From a risk/return standpoint, we believe this asset class will perform well, especially with the complement of a conservative buy-write program.

In addition to earning income from dividends and interest payments on our investments, the Fund is actively engaged in generating incremental income from a buy-write program. This program involves selling a call option on a stock that is held in the Fund. In covered call options writing, the Fund is paid a premium that can be used to bolster the Funds income needs. The buyer of the call then has the right to purchase the stock at a pre-determined price. The benefit of this program for the Fund is that it can generate significant extra income on stocks and stabilize returns. However, we must sacrifice some upside potential in exchange. The program is especially useful in down or flat markets, and we use it when we feel securities are fully priced.

In conclusion, we are happy that the Fund had a successful year. The Fund is positioned to provide a continuation of the high returns over the next year. While we certainly do not anticipate the volatility of the past year, we believe the Fund is positioned to prosper, through generating high levels of income and modest capital appreciation.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

Thank you for your investment and interest in the Chartwell Dividend and Income Fund.

Sincerely,

Bernard P. Schaffer

Portfolio Manager

Leslie M. Varrelman

Portfolio Manager

Portfolio Management Team

Bernard P. Schaffer

Portfolio Manager
Equities

Doster J. Esh

Portfolio Analyst
Equity and Convertible Securities

Leslie M. Varrelman

Portfolio Manager
Fixed Income

Christine F. Williams

Portfolio Manager
Fixed Income

Andrew S. Toburen

Portfolio Manager
Fixed Income

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

FIXED INCOME RESULTS

High Yield Recap

High yield corporate bonds turned in solid performance over the past year, with the Merrill Lynch High Yield Cash Pay Index returning 9.3% for the twelve months ended November 30, 2001. Strong inflows into public mutual funds and the Federal Reserve’s aggressive interest rate cuts provided healthy technical support to the overall market. The market’s average yield declined from 14.2% to 12.2% and the spread-over-treasuries narrowed by 128 basis points.

High Yield Premium over Treasuries (“Spread”)

Source: Merrill Lynch, Bloomberg

The market’s performance would have been even better had it not been for a rising default rate, which increased from 4.5% in 2000 to nearly 10% today. Moody’s Investor Service expects the default rate to peak in the first quarter of 2002 and to start declining thereafter, which we believe, is an encouraging sign.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

Quarterly High Yield Default Rates, Annualized

(Source: CS First Boston)

Amidst rising default rates, a weakening U.S. economy and declining interest rates, higher quality credits strongly outperformed lower quality credits. The BB-rated index returned 14.3%, versus 6.1% for the B-rated index and 3.2% for CCC-rated index. Sector performance was extremely dispersed. The services, healthcare, and building materials sectors outperformed, while steel, textiles, and telecommunications (the markets largest sector) underperformed.

High Yield Sector Performance

(11/30/00-11/30/01, source: Merrill Lynch)

We had winning bond investments in Pliant Corporation, Leap Wireless International, Inc. and Euramax International plc, all of which did extremely well for the Fund. On the other hand, we were off the mark with our positions in Orius Capital Corp., 360networks Inc., and Pac-West Telecomm, Inc. Given the volatility and dispersion of market returns, we were pleased with the consistency of our high yield corporate bond performance. The fixed income portion of your

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

Fund generates a substantial percentage of the Fund’s income. We position this section of the Fund conservatively, aiming to capture high yield’s excess income while minimizing principal losses.

Outlook

High yield bonds have historically performed very well in the early stages of an economic recovery. As seen below, 2001 was the first year since 1998 that the high yield market has posted positive fund flows. It is likely this will continue based on the current high yields and economic recovery.

High Yield Mutual Fund Flows

(source: CS First Boston, *through 11/30/01)

As we navigate through the current economic weakness, our bottom-up, research intensive style should perform well. Many of our investments are generating strong free cash flow and improving their credit profiles in this environment. When the economy begins to respond positively to recent monetary and fiscal stimulus, we expect these issuers to be among the top performers. We presently favor the cable television, building materials and food sectors for their consistent cash flow generation. Examples of current investments in these sectors include Charter Communications Holdings, LLC, Juno Lighting, Inc. and Land O’Lakes Inc. For now, we will continue to underweight telecommunications and technology, due to the expected volatility of profits in these sectors. While we always look to improve the credit quality of the bond portfolio, we like the current composition and are encouraged by the outlook for many of our fixed income investments.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

EQUITY RETURNS

The equity portion of the fund had a negative return of –2.23% in one of the most volatile and difficult years in recent memory for the broader equity markets. While we are never satisfied with negative returns, this compares to the S&P 500 return of –12.22% and the Russell 1000 Value return of –3.14%. As we have mentioned previously, we have positioned the portfolio expecting positive returns for the upcoming year.

S&P 500 Sector Total Return

Total
Return(%)

Basic Materials	20.79

Capital Goods	-12.90

Communication Services	-20.68

Consumer Cyclicals	14.55

Consumer Staples	-6.98

Energy	-16.10

Financials	-2.83

Healthcare	-6.66

Technology	-31.46

Transportation	0.74

Utilities	-17.06

Total	-12.2

Among the Funds best sectors were basic materials, financials and technology stocks. Basic material stocks continued their sharp upward revaluation after severely underperforming during the prior year. Alcoa Inc. was especially successful. Alcoa Inc. was purchased at $25 in late November and has benefited from industry capacity shutdowns and a secular move toward increasing aluminum demands. Financials were a difficult sector in the broad markets, but our value bias pushed us toward fundamentally sound companies trading at low multiples. Bank of America Corporation is an excellent example. After a merger with NationsBank Corporation, they could seemingly do nothing right: they had

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

to boost reserves for bad loans, their equity trading and investment banking business suddenly fell apart, and they were forced to change management. At their bottom they traded at 8.3x earnings and yielded 5.7%. Currently, Bank of America Corporation trades at 11.3x earnings – a healthy upward revaluation. Within technology, Electronic Data Systems has been a steady, strong performer. As the high-flying technology companies spent billions of dollars racing toward the next big innovation, Electronic Data Systems Corporation under the leadership of Dick Brown has actually benefited from the technology speed bump as large companies outsource more and more of their computing requirements. We think this stock will be very successful going forward.

Best & Worst Equity Performers

Total
Return

Top Stocks

Alcoa Inc.	86%

Bank of America Corporation	50%

Household International	30%

Philip Morris Companies, Inc.	29%

Electronic Data Systems Corporation	22%

Bottom Stocks

Schering-Plough Corporation	-39%

United Technologies Corporation	-31%

SBC Communications Inc.	-30%

Transocean Sedco Forex Inc.	-26%

Bristol-Myers Squibb Company	-22%

Switching to the negative side, our underperformers came largely in the capital goods, healthcare and telecommunications sectors. Within the capital goods our biggest disappointment was United Technologies Corporation, which is one of the biggest manufacturers of aerospace components, helicopters, air conditioning and elevators. United Technology Corporation experienced little growth in most of these areas, with especially lack-luster results in Carrier Aircon Limited (air conditioning) and Otis Elevator Company Limited. The biggest reason for our loss, however, came because we sold United Technology Corporation soon after the September tragedy, thinking that much of their already troubled businesses would be getting worse. Like many crisis points in the market, this was a bad time to sell. Our condolence comes from the fact that we quickly re-deployed the cash in other equities such as Ace Limited that rebounded nicely. Healthcare and especially large drug manufacturers were weak in general during the past year after a blockbuster year 2000 performance. However, valuation was not our greatest problem as we have consistently looked for cheaper ways to access the burgeoning healthcare market. Schering-Plough Corporation was our weakest healthcare company, down about 30%, on operational difficulties related to the manufacture of Clarinex, the heir to their blockbuster anti-histamine Claritin. The main issues at Schering-Plough Corporation failed to improve, forcing us to sell the stock and reinvest in other more attractive investments.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

UTILITY RESULTS

Utilities have been nothing short of disappointing, as the S&P Utilities index fell 17.06% while our portfolio of utilities fell 18.66%. The reasons for the underperformance came from three primary areas. First and foremost, natural gas prices plummeted from an all time high of $10 per MCF last year to under $3 currently. Second, the California debacle focused tremendous political and regulatory focus on the entire industry, yielding a difficult operating environment and bad investor sentiment. Third and finally, the bankruptcy of Enron Corp. has created a negative view the entire sector with a red hue of warning, warning, warning! The vast majority of our investments have very little to do with Enron Corp. At the moment the sector is inexpensive. However, the specter of Enron is still creating a negative viewpoint of the sector. In addition, many investors worry that electric generation facilities are being overbuilt, which could result in a nationwide glut of electric power in coming years. We will continue to invest in high yielding, conservative utilities with good cash flows.

Our best performers in this sector came from The Southern Company, NiSource Inc. and Dominion Resources Inc. Among our worst performers were Exelon Corporation, Constellation Energy Group, Inc. and Reliant Energy Incorporated.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

REAL ESTATE INVESTMENT TRUST (REIT) RESULTS

REITs had a very good year, with the REIT portfolio returning 19.12% vs. the Morgan Stanley REIT index which was up 17.8%. REITs benefited from falling interest rates, relatively resilient earnings streams and a dearth of high yielding securities in the marketplace.

Our best performers were Healthcare Realty Trust, Inc., Hospitality Properties Trust and Duke-Weeks Realty Corporation. Our worst performers were Boston Properties, Inc., Host Marriott Corporation and Reckson Associates Realty Corporation.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

Utilization of Leverage

The Chartwell Dividend and Income Fund has utilized leverage through the issuance of commercial paper. As of November 30, 2001, the Fund had $60 million in leverage outstanding in the form of commercial paper rated A1/P1 by Moody’s Investors Service, Inc./ Standard & Poor’s Ratings Group. These ratings should enhance the marketability and reduce the interest costs associated with the issuance of the commercial paper. However, it must be noted that the utilization of leverage involves the risk of lower portfolio returns if the cost of leverage is higher than the resulting yields on assets or if the Fund experiences capital losses in excess of the yield spread, if any. Therefore, the addition of leverage also increases the potential volatility of the Fund. The Fund has the ability to leverage to a maximum of 33% of the Fund’s gross assets.

The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Commercial Paper, which is issued at a discount equivalent to short-term interest rates, and invests the proceeds in long-term securities. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund’s Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund’s common stock capitalization of $100 million and the issuance of commercial paper for an additional $50 million, creating a total value of $150 million available for investment in long-term securities. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays a discount on the $50 million of commercial paper based on the lower short-term interest rates. At the same time, the fund’s total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the discount paid to Commercial Paper holders is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the Fund’s Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock’s net asset value will reflect the full decline in the price of the portfolio’s investments, since the value of the Fund’s Commercial Paper does not fluctuate. In addition to the decline in net asset value, the market value of the Fund’s Common Stock may also decline.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

SCHEDULE OF INVESTMENTS
		Market
	Number of	Value
	Shares	(Note 1)
COMMON STOCK— 72.1%

Banking—7.0%

Bank of America Corporation	40,000	$2,455,200

Citigroup Inc.	29,336	1,405,194

Comerica Incorporated	32,485	1,668,430

FleetBoston Financial Corporation	64,465	2,369,089

KeyCorp.	27,000	618,300

PNC Financial Services Group, Inc.	20,000	1,159,000

Wells Fargo & Company	25,000	1,070,000

		10,745,213

Basic Materials—2.9%

Alcoa Inc.	73,000	2,817,800

Praxair, Inc.	30,000	1,587,600

		4,405,400

Capital Goods—1.8%

General Electric Company	30,000	1,155,000

Pitney Bowes Inc.	40,000	1,659,200

		2,814,200

Consumer Cyclical—3.3%

General Motors Corporation	37,000	1,838,900

Goodyear Tire & Rubber Company	60,000	1,344,000

Limited Inc.	138,960	1,934,323

		5,117,223

Consumer Non-Durable—5.1%

Kimberly-Clark Corporation	18,000	1,047,060

McGraw-Hill Companies, Inc.	53,200	3,005,800

Philip Morris Companies Inc.	80,700	3,806,619

		7,859,479

Energy—11.6%

Baker Hughes Incorporated	82,000	2,703,540

Conoco Inc.	40,000	1,094,800

El Paso Corporation	20,000	890,000

Exxon Mobil Corporation	38,000	1,421,200

GlobalSantaFe Corporation	100,000	2,420,000

Halliburton Company	70,000	1,500,100

KeySpan Corporation	30,000	993,900

Transocean Sedco Forex Inc.	66,000	1,867,800

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

SCHEDULE OF INVESTMENTS (continued)
		Market
	Number of	Value
	Shares	(Note 1)
COMMON STOCK (continued)

Energy (concluded)

USX-Marathon Group	82,800	$2,268,720

Williams Companies, Inc.	101,900	2,722,768

		17,882,828

Financial Services—11.4%

ACE Limited	79,632	3,033,979

American International Group, Inc.	26,055	2,146,932

Capital One Financial Corporation	50,000	2,501,500

Chubb Corporation	11,780	825,307

Fannie Mae	20,300	1,595,580

Hartford Financial Services Group, Inc.	28,500	1,687,200

Household International, Inc.	61,640	3,636,144

Morgan Stanley Dean Witter & Co.	13,090	726,495

Principal Financial Group, Inc.	63,230	1,451,128

		17,604,265

Healthcare—6.1%

American Home Products Corporation	50,000	3,005,000

Merck & Co., Inc.	45,000	3,048,750

Pharmacia Corporation	75,000	3,330,000

		9,383,750

Real Estate*—11.5%

Arden Realty, Inc.	40,000	1,030,000

Boston Properties, Inc.	50,700	1,886,040

BRE Properties, Inc.	40,000	1,254,000

Duke-Weeks Realty Corporation	108,820	2,672,619

Healthcare Realty Trust, Inc.	92,587	2,499,849

Hospitality Properties Trust	50,000	1,371,500

Host Marriott Corporation	170,000	1,431,400

ProLogis Trust	126,400	2,774,480

Reckson Associates Realty Corporation.	80,000	1,788,800

SL Green Realty Corp.	35,000	1,060,500

		17,769,188

Technology—0.7%

Dell Computer Corporation(a)	40,965	1,144,152

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

SCHEDULE OF INVESTMENTS (continued)
	Number of	Market
	Shares/Principal	Value
	Amount	(Note 1)
COMMON STOCK (continued)

Telecommunications—4.2%

AT&T Corp.	26,845	$469,519

SBC Communications Inc.	50,860	1,901,147

Sprint Corporation	100,000	2,179,000

Verizon Communications Inc.	40,000	1,880,000

		6,429,666

Utilities—6.5%

AES Corporation(a)	20,000	330,400

Allegheny Energy, Inc.	25,000	871,250

Constellation Energy Group, Inc.	43,910	1,042,862

Duke Energy Corporation	28,000	1,012,200

Dynegy Inc.	55,000	1,669,250

Exelon Corporation	44,755	1,996,521

Kinder Morgan Energy Partners L.P.	30,000	1,080,000

Reliant Energy Incorporated	79,000	2,018,450

		10,020,933

Total Common Stock (cost $114,560,563)		111,176,297

NON-CONVERTIBLE BONDS—63.8%

Aerospace & Defense—0.6%

Sequa Corporation 9.000%, 8/01/09	$1,000,000	990,000

Automobile—2.1%

AutoNation, Inc. 9.000%, 8/01/08†	2,150,000	2,214,500

Sonic Automotive, Inc. 11.000%, 8/01/08	1,000,000	1,045,000

		3,259,500

Basic Materials—3.9%

Airgas, Inc. 9.125%, 10/01/11	1,000,000	1,075,000

Avecia Group plc 11.000%, 7/01/09	1,000,000	970,000

ICO, Inc. 10.375%, 6/01/07	1,500,000	1,110,000

Resolution Performance 13.500%, 11/15/10	1,000,000	1,107,500

Resolution Performance 13.500%, 11/15/10†	500,000	534,855

U.S. Can Corporation 12.375%, 10/01/10	1,500,000	1,147,500

		5,944,855

Building, Products & Services—6.4%

Atrium Companies, Inc. 10.500%, 5/01/09	1,000,000	882,500

Dayton Superior Corporation 13.000%, 6/15/09	1,500,000	1,537,500

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

SCHEDULE OF INVESTMENTS (continued)
		Market
	Principal	Value
	Amount	(Note 1)
NON-CONVERTIBLE BONDS (continued)

Building, Products & Services (concluded)

Integrated Electrical Services, Inc. 9.375%, 2/01/09	$1,500,000	$1,395,000

KB Home 9.500%, 2/15/11	1,500,000	1,560,000

MMI Products, Inc. 11.250%, 4/15/07	1,000,000	890,000

Orius Capital Corp. 12.750%, 2/01/10	2,500,000	512,500

Ryland Group, Inc. 9.125%, 6/15/11	1,500,000	1,567,500

Schuler Homes, Inc. 9.375%, 7/15/09†	1,500,000	1,575,000

		9,920,000

Cable, Media & Publishing—6.1%

Alliance Atlantis Communications Corporation 13.000%, 12/15/09	1,750,000	1,868,125

Charter Communications Holdings, LLC 10.750%, 10/01/09	2,000,000	2,150,000

Echostar Broadband Corp. 10.375%, 10/01/07	1,500,000	1,616,250

Key3Media Group, Inc. 11.250%, 6/15/11	950,000	764,750

Mediacom LLC 11.000%, 7/15/13†	1,000,000	1,110,000

NTL Communications Corp. 11.875%, 10/01/10	1,500,000	547,500

Young Broadcasting Inc. 8.500%, 12/15/08†	1,400,000	1,400,000

		9,456,625

Consumer Cyclical—1.0%

Evenflo Company, Inc. 11.750%, 8/15/06	750,000	41,250

Phillips-Van Heusen Corporation 9.500%, 5/01/08	1,500,000	1,526,250

		1,567,500

Containers, Packaging & Glass—1.5%

Huntsman Packaging Corporation 13.000%, 6/01/10	1,250,000	1,306,250

Tekni-Plex, Inc. 12.750%, 6/15/10	1,000,000	990,000

		2,296,250

Energy—4.2%

Frontier Oil Corporation 11.750%, 11/15/09	2,000,000	2,130,000

Lone Star Technologies, Inc. 9.000%, 6/01/11	1,000,000	816,250

Parker Drilling Company 9.750%, 11/15/06	1,500,000	1,507,500

Statia Terminals Group 11.750%, 11/15/03	1,000,000	1,037,500

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

SCHEDULE OF INVESTMENTS (continued)
		Market
	Principal	Value
	Amount	(Note 1)
NON-CONVERTIBLE BONDS (continued)

Energy (concluded)

Tri-Union Development Corporation 12.500%, 6/01/06†	$1,000,000	$965,000

		6,456,250

Farming & Agriculture—1.0%

Premium Standard Farms, Inc. 9.250%, 6/15/11	1,500,000	1,567,500

Financial Services—3.5%

CB Richard Ellis Services, Inc. 11.250%, 6/15/11	1,000,000	795,000

Conseco, Inc. 8.750%, 2/09/04	1,500,000	772,500

iStar Financial Inc. 8.750%, 8/15/08	900,000	928,969

Metris Companies Inc. 10.125%, 7/15/06	1,500,000	1,380,000

Rent-A-Center, Inc. 11.000%, 8/15/08	1,500,000	1,500,000

		5,376,469

Food, Beverage & Tobacco—2.0%

Fleming Companies, Inc. 10.125%, 4/01/08	1,500,000	1,578,750

Land O’ Lakes Inc. 8.750%, 11/15/11†	1,500,000	1,500,000

		3,078,750

Gaming—3.2%

Alliance Gaming Corporation 10.000%, 8/01/07	1,000,000	1,045,000

Boyd Gaming Corporation 9.250%, 8/01/09†	1,250,000	1,293,750

Isle of Capri Casinos, Inc. 8.750%, 4/15/09	1,000,000	976,250

Mandalay Resort Group 10.250%, 8/01/07	1,500,000	1,603,125

		4,918,125

Hotels—2.3%

Extended Stay America, Inc. 9.150%, 3/15/08	1,500,000	1,530,000

Sun International Hotels Limited 9.000%, 3/15/07	2,000,000	1,970,000

		3,500,000

Industrials—7.8%

Actuant Corporation 13.000%, 5/01/09	2,000,000	2,170,000

Better Minerals & Aggregates Company 13.000%, 9/15/09	1,000,000	840,000

Euramax International plc 11.250%, 10/01/06	2,000,000	1,870,000

International Wire Group, Inc. 11.750%, 6/01/05	1,500,000	1,245,000

Juno Lighting, Inc. 11.875%, 7/01/09	1,500,000	1,447,500

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

SCHEDULE OF INVESTMENTS (continued)
		Market
	Principal	Value
	Amount	(Note 1)
NON-CONVERTIBLE BONDS (continued)

Industrials (concluded)

Knowles Electronics, Inc. 13.125%, 10/15/09	$1,500,000	$1,432,500

MDC Corporation Inc. 10.500%, 12/01/06	1,000,000	745,000

United Rentals (North America), Inc. 10.750%, 4/15/08	2,000,000	2,195,000

		11,945,000

Real Estate—3.5%

FelCor Lodging Limited Partnership 8.500%, 6/01/11	1,850,000	1,789,875

Intrawest Corporation 9.750%, 8/15/08	2,000,000	1,990,000

LNR Property Corporation 10.500%, 1/15/09	1,500,000	1,552,500

		5,332,375

Retail—1.2%

Mothers Work Inc. 12.625%, 8/01/05	2,000,000	1,900,000

Technology—1.6%

ASAT (Finance) LLC 12.500%, 11/01/06	1,137,500	807,625

Seagate Technology International 13.500%, 11/15/07†	1,500,000	1,657,500

		2,465,125

Telecommunications—6.0%

Allegiance Telecom, Inc. 12.875%, 5/15/08	1,500,000	1,132,500

Crown Castle International Corp. 9.375%, 8/01/11	1,500,000	1,451,250

Leap Wireless International, Inc. 12.500%, 4/15/10	1,500,000	1,147,500

Madison River Capital 13.250%, 3/01/10	2,500,000	1,862,500

Nextel Communications, Inc. 9.375%, 11/15/09	2,000,000	1,660,000

NTELOS Inc. 13.000%, 8/15/10	1,000,000	735,000

PAC-West Telecomm, Inc. 13.500%, 2/01/09	2,000,000	430,000

Spectrasite Holdings, Inc. 10.750%, 3/15/10	1,500,000	862,500

		9,281,250

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

SCHEDULE OF INVESTMENTS (continued)
		Market
	Principal	Value
	Amount	(Note 1)
NON-CONVERTIBLE BONDS (concluded)

Transportation & Shipping—2.0%

Kansas City Southern Railway Company 9.500%, 10/01/08	$1,500,000	$1,627,500

North American Van Lines, Inc. 13.375%, 12/01/09†	1,500,000	1,389,375

		3,016,875

Utilities—3.9%

AES Corporation 10.250%, 7/15/06	2,500,000	2,462,500

Calpine Corporation 8.750%, 7/15/07	2,000,000	2,025,976

PSEG Energy Holdings, Inc. 8.625%, 2/15/08	1,500,000	1,537,731

		6,026,207

Total Non-Convertible Bonds (cost $105,411,372)		98,298,656

	Number of
	Shares/
	Contracts

Warrants—0.1%

Dayton Superior Corporation(a)(b)†	1,500	22,500

Leap Wireless International, Inc. (a)(c)†	2,000	80,250

NTELOS Inc.(a)(d)	2,000	10,250

Pliant Corporation(a)(e)†	1,500	3,188

Total Warrants (cost $664,729)		116,188

Total Investments—136.0% (cost $220,636,664)		209,591,141

Covered Call Options Written—(0.4%)

ACE Limited Dec. 40 Call	(500)	(45,000)

American Home Products Corporation Dec. 60 Call	(500)	(70,000)

American International Group, Inc. Dec. 85 Call	(150)	(13,500)

Dell Computer Corporation Jan. 27.5 Call	(400)	(86,000)

Dynegy Inc. Dec. 40 Call	(450)	(13,500)

Goodyear Tire & Rubber Company Jan. 20 Call	(200)	(55,000)

Household International, Inc. Dec. 60 Call	(200)	(36,000)

Limited Inc. Dec. 12.5 Call	(500)	(78,750)

McGraw-Hill Companies, Inc. Dec. 60 Call	(250)	(10,625)

Merck & Co., Inc. Jan. 70 Call	(220)	(35,200)

Pharmacia Corporation Jan. 45 Call	(500)	(97,500)

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

SCHEDULE OF INVESTMENTS (CONCLUDED)
		Market
	Number	Value
	of Contracts	(Note 1)

Covered Call Options Written (concluded)

Philip Morris Companies Inc. Dec. 50 Call	(400)	$(8,000)

Praxair, Inc. Dec. 50 Call	(200)	(72,000)

Sprint Corporation Dec. 22.5 Call	(300)	(10,500)

Transocean Sedco Forex Inc. Dec. 30 Call	(300)	(24,000)

Total options (premium received $643,668)		(655,575)

Other Liabilities in Excess of Other Assets—(35.6%)		(54,796,986)

Net Assets—100%		$154,138,580

*	Real Estate Investment Trust.
†	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, these securities amounted to $13,745,918 or 8.9% of net assets.

(a)	Non-income producing.

(b)	Each warrant entitles the holder to purchase 0.69 non-public shares at an exercise price of $0.01 per share. The warrants are exercisable until 6/15/09.

(c)	Each warrant entitles the holder to purchase 5.146 shares of common stock at an exercise price of $96.80 per share. The warrants are exercisable until 4/15/10.

(d)	Each warrant entitles the holder to purchase 1.8 shares common stock at an exercise price of $47.58 per share. The warrants are exercisable until 8/15/10.

(e)	Each warrant entitles the holder to purchase 1.0 shares of common stock at an exercise price of $0.01 per share. The warrants are exercisable until 6/01/10.

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 2001

Assets:

Investments, at value (cost $220,636,664) (Note 1)	$209,591,141

Cash	7,818,515

Interest receivable	3,195,367

Receivable for securities sold	1,010,000

Dividends receivable	247,758

Prepaid expenses and other assets	42,807

Total assets	221,905,588

Liabilities:

Commercial paper (Note 4)	59,923,383

Payable for securities purchased	6,826,214

Options written, at value (premiums received—$643,668) (Note 1)	655,575

Payable for investment management fees (Note 2)	167,361

Payable for administration fees (Note 2)	26,425

Accrued expenses and other liabilities	168,050

Total liabilities	67,767,008

Net Assets	$154,138,580

Net Assets Consist of:

Common Stock, $0.01 par value (authorized 100,000,000 shares)	$157,976

Additional paid-in capital	213,253,760

Distributions in excess of net investment income	(244,107)

Accumulated net realized losses on investments and options	(47,971,619)

Net unrealized depreciation on investments and options	(11,057,430)

Net Assets	$154,138,580

Net Asset Value per share:

$154,138,580 ÷ 15,797,562 shares of Common Stock issued and outstanding	$9.76

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

NOVEMBER 30, 2001

Investment Income: (Note 1)

Interest	$12,995,572

Dividends (net of $2,191 foreign withholding tax)	3,026,130

Total investment income	16,021,702

Expenses:

Investment management fees (Note 2)	2,135,743

Administration fees (Note 2)	337,222

Commercial paper fees	205,060

Professional fees	107,100

Printing and shareholder reports	106,064

Custodian fees	43,661

Registration fees	35,668

Transfer agent fees	29,513

Directors’ fees and expenses	12,200

Pricing fees	7,758

Other operating expenses	40,274

Total operating expenses	3,060,263

Interest expense	2,822,554

Total expenses	5,882,817

Net Investment Income	10,138,885

Realized and Unrealized Gain (Loss) on Investments: (Note 1)

Net realized loss on investments	(28,648,512)

Net realized gain on call options written	6,740,135

(21,908,377)

Change in net unrealized depreciation on investments and options	22,056,666

Net realized and unrealized gain on investments and options	148,289

Net Increase in Net Assets Resulting from Operations	$10,287,174

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED

NOVEMBER 30, 2001

Increase (Decrease) in Cash

Cash flows provided from (used for) operating activities:

Interest and dividends received	$16,506,928

Operating expenses paid	(3,006,060)

Interest paid	(2,940,929)

Purchase of long-term portfolio investments	(295,290,743)

Proceeds from sale of long-term portfolio investments	288,964,974

Net premiums received from written options transactions	7,304,302

Net cash provided from operating activities	11,538,472

Cash flows provided from (used for) financing activities:

Net cash provided from commercial paper issuance	391,092

Cash dividends paid to shareholders	(16,931,148)

Net cash used for financing activities	(16,540,056)

Net decrease in cash	(5,001,584)

Cash at beginning of year	12,820,099

Cash at end of year	$7,818,515

Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash Provided from Operating Activities

Net increase in net assets resulting from operations	$10,287,174

Increase in investments	(6,612,087)

Net realized loss on investments transactions	21,908,377

Net change in unrealized depreciation on investments and options	(22,056,666)

Decrease in receivable for securities sold	1,493,862

Decrease in interest and dividend receivable	501,113

Decrease in commercial paper discount	(118,375)

Decrease in other assets	43,874

Increase in payable for securities purchased	6,080,871

Increase in accrued expenses and other liabilities	10,329

Total adjustments	1,251,298

Net cash provided for operating activities	$11,538,472

Supplemental Cash Flow Information

Cash paid during the year for interest	$2,940,929

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended
	November 30,

	2001	2000

Operations:

Net investment income	$10,138,885	$12,496,035

Net realized loss on investments	(28,648,512)	(19,935,282)

Net realized gain on call options written	6,740,135	4,417,001

Change in net unrealized depreciation on investments and options	22,056,666	(12,107,968)

Net increase (decrease) in net assets resulting from operations	10,287,174	(15,130,214)

Dividends and distributions to shareholders from:

Net investment income	(10,175,121)	(12,425,463)

Tax return of capital	(9,222,550)	(6,834,290)

Net decrease in net assets resulting from dividends and distributions	(19,397,671)	(19,259,753)

Capital Stock Transactions:

Reinvestment of dividends resulting in the issuance of Common Stock transactions	2,780,356	—

Net increase in net assets resulting from Common Stock transactions	2,780,356	—

Total decrease in net assets	(6,330,141)	(34,389,967)

Net Assets:

Beginning of year	160,468,721	194,858,688

End of year	$154,138,580	$160,468,721

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

FINANCIAL HIGHLIGHTS

	For the Year Ended
	November 30,
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL	2001	2000	1999
STATEMENTS

Net asset value, beginning of period	$10.33	$12.54	$14.17

Income gain (loss) from investment operations:

Net investment income (1)	0.65	0.80	0.88

Net realized and unrealized gain (loss) on investment transactions	0.02	(1.77)	(1.27)

Total from investment operations	0.67	(0.97)	(0.39)

Less dividends and distributions:

Dividends from net investment income	(0.65)	(0.80)	(0.86)

Distributions from realized short-term gains	—	—	(0.03)

Tax return of capital	(0.59)	(0.44)	(0.35)

Total dividends and distributions	(1.24)	(1.24)	(1.24)

Net asset value, end of period	$9.76	$10.33	$12.54

Market value, end of period	$10.55	$9.56	$10.50

Total return based on: (2)

Net asset value	6.15%	(7.72)%	(2.47)%

Market value	23.95%	2.02%	(18.44)%

Ratios and supplemental data: (3)

Net assets, end of period (000 omitted)	$154,139	$160,469	$194,859

Total expenses	2.62%	3.76%	2.03%

Total operating expenses (4)	1.36%	1.66%	1.35%

Commercial paper expenses	1.26%	2.10%	0.68%

Net investment income	4.51%	6.51%	6.51%

Portfolio turnover	132%	161%	119%

Leverage analysis:

Aggregate amount outstanding at end of period (000 omitted)	$60,000	$60,000	$60,000

Average daily balance of amortized cost of commercial paper outstanding (000 omitted)	$59,690	$59,579	$59,689

Asset coverage per $1,000 at end of period	$3,703	$3,743	$4,378

*  Commencement of operations.

†	Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares.

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3)	Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)	Exclusive of commercial paper expenses.
(5)	Annualized.

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

FINANCIAL HIGHLIGHTS (concluded)

	For the
	Period from
	June 29,
	1998* to
	November 30,
	1998

Net asset value, beginning of period	$14.96	†

Income gain (loss) from investment operations:

Net investment income (1)	0.40

Net realized and unrealized gain (loss) on investment transactions	(0.78)

Total from investment operations	(0.38)

Less dividends and distributions:

Dividends from net investment income	(0.41)

Distributions from realized short-term gains	—

Tax return of capital	—

Total dividends and distributions	(0.41)

Net asset value, end of period	$14.17

Market value, end of period	$14.19

Total return based on: (2)

Net asset value	(2.48)%

Market value	(2.62)%

Ratios and supplemental data: (3)

Net assets, end of period (000 omitted)	$219,152

Total expenses	1.32	%(5)

Total operating expenses (4)	1.32	%(5)

Commercial paper expenses	N/A

Net investment income	6.99	%(5)

Portfolio turnover	27%

Leverage analysis:

Aggregate amount outstanding at end of period (000 omitted)	N/A

Average daily balance of amortized cost of commercial paper outstanding (000 omitted)	N/A

Asset coverage per $1,000 at end of period	N/A

*  Commencement of operations.

†	Net of offering costs of $0.04 charged to paid-in capital with respect to issuance of common shares.

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Total investment return does not reflect brokerage commissions. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. The total investment returns calculated based on market value and net asset value for a period of less than one year have not been annualized.
(3)	Ratios are stated as a percentage of average weekly net assets which includes any liabilities constituting indebtedness in connection with financial leverage.
(4)	Exclusive of commercial paper expenses.
(5)	Annualized.

See Accompanying Notes to Financial Statements.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

NOTES TO FINANCIAL STATEMENTS

Chartwell Dividend and Income Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on April 6, 1998 and is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a closed-end, diversified management investment company. The Fund had no operations until June 17, 1998 when it sold 6,667 shares of common stock for $100,005 to Chartwell Investment Partners, L.P. (the “Manager”). Investment operations commenced on June 29, 1998. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

Note 1. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities listed or traded on a national securities exchange, except for debt securities, are valued at the last sale price as of the close of regular trading on the New York Stock Exchange. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Long-term debt securities are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. All securities and assets for which quotations are not readily available are valued at fair value as determined in good faith and pursuant to a method approved by the Board of Directors. Short-term investments having a maturity of less than 60 days are valued at amortized cost.

Cash and Cash Equivalents: Idle cash is swept into a money market fund at PFPC Trust Company, the Fund’s custodian, and is classified as a cash equivalent. Amounts so invested are generally available on the same business day.

Written Options: When the Fund writes a covered call option, an amount equal to the premium received by the portfolio is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

When a covered written call expires on its stipulated expiration date, or if the portfolio enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the call option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. When a covered written call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. The Fund as writer of

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

an option has no control over whether the underlying securities may be sold (call) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

Federal Income Taxes: It is the Fund’s intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Dividends and Distributions: The Fund will declare and pay dividends to shareholders on a monthly basis. Long-term capital gains, if any, in excess of loss carryforwards are distributed to shareholders annually. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. Dividends and distributions to shareholders are recorded on the ex-dividend date.

The Fund currently intends to distribute a monthly fixed amount to shareholders. The Fund’s final distribution for each calendar year will exceed that amount, however, to the extent necessary for the Fund to have distributed all of its net investment company taxable income and net capital gains recognized during the year, if any. If, for any calendar year, the total distributions exceed net investment company taxable income and net capital gain, the excess, distributed from the Fund’s assets, will generally be treated as a tax-free return of capital and will result in a reduction in the shareholder’s basis. The Board of Directors reserves the right to change the aforementioned dividend policy from time-to-time.

Borrowings: The Fund issues short-term commercial paper at a discount from par. The discount is amortized to interest expense over the life of the commercial paper using the straight line method.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund accretes original issue discount on securities using the effective interest method.

In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies which will require the Fund to amortize discounts and premiums on fixed income securities effective for the fiscal year ending November 30, 2002. This accounting change will not affect the Fund’s net asset value, total return, or distributions to shareholders but will result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. The Fund estimates that the initial

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

adjustment required upon adoption of premium and discount amortization will increase the recorded cost of its investments by approximately $47,320.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2.	Investment Management, Administration Agreements and Other Transactions with Affiliates

The Fund has entered into an investment management agreement with the Manager. The Manager manages the Fund’s portfolio and makes investment decisions. For these services, the Fund pays the Manager a monthly fee at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding preferred stock.

The Fund has entered into an administration agreement with Princeton Administrators, L.P. (the “Administrator”). Under such agreement, the Administrator performs or arranges for the performance of certain administrative services necessary for the operation of the Fund. For these services, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the Fund’s average weekly Managed Assets, subject to a monthly minimum fee of $12,500.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each director who is not an “affiliated person” as defined in the Act a fee of $4,000 per year plus $250 for each meeting attended.

For the year ended November 30, 2001, the Fund incurred fees, of which $42,356 has been expensed, to Drinker Biddle & Reath LLP, counsel for the Fund. A partner of the firm is an officer of the Fund.

Note 3. Purchase and Sales of Investments

For the year ended November 30, 2001, purchases and sales of investments, excluding short-term investments, totaled $299,744,413 and $287,471,112, respectively.

At November 30, 2001, the cost and unrealized appreciation/depreciation of investments for federal income tax purposes was as follows:

Cost of investments	$220,485,069

Gross unrealized appreciation	$4,464,556

Gross unrealized depreciation	(16,014,059)

Net unrealized depreciation	$(11,549,503)

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

The following table summarizes the Fund’s call options written for the year ended November 30, 2001.

	Number of
	Contracts	Premiums

Options outstanding November 30, 2000	5,193	$1,706,702

Options written	49,750	9,520,359

Options expired	(27,299)	(5,269,811)

Options exercised	(7,384)	(1,627,201)

Options closed	(15,190)	(3,686,381)

Options outstanding November 30, 2001	5,070	$643,668

Note 4. Commercial Paper

As of November 30, 2001, $60,000,000 of commercial paper was outstanding with an amortized cost of $59,923,383. The average discount rate of commercial paper outstanding at November 30, 2001 was 3.09%. The average daily balance of commercial paper outstanding for the year ended November 30, 2001 was $59,689,761 at a weighted average discount rate of 4.84%. The maximum amount of commercial paper outstanding at any time during the year ended was $60,000,000. In conjunction with the issuance of the commercial paper, the Fund entered into a line of credit arrangement with a bank for $30,000,000. Interest on borrowing is based on market rates in effect at the time of borrowing. The commitment fee is computed at the rate of 0.15% per annum on the unused balance. During the year ended November 30, 2001, there were no borrowings under this arrangement.

Note 5. Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 15,797,562 shares of common stock outstanding at November 30, 2001, the Manager owned 9,520 shares.

For the years ended November 30, 2001 and November 30, 2000 the Fund issued 260,491 and -0- shares respectively, in connection with the Fund’s dividend reinvestment plan.

Note 6. Market and Credit Risks

The Fund may invest in high-yielding fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba1 or lower by Moody’s. Investments in these higher-yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities. The Fund may invest up to 15% of its total assets in illiquid securities and other securities which may not be readily marketable. In addition, the Fund may purchase securities sold in reliance of Rule 144A of the Securities Act of 1933. The relative illiquidity of some of the Fund’s portfolio

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Chartwell Dividend and Income Fund, Inc.	November 30, 2001

securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

Note 7. Subsequent Event

The Board of Directors of the Fund declared the following dividends:

Declaration Date	Ex-Date	Record Date	Payable Date	Dividend Rate

December 3, 2001	December 18, 2001	December 20, 2001	December 31, 2001	$0.1033
January 2, 2002	January 15, 2002	January 17, 2002	January 31, 2002	$0.1033

Note 8. Reclass of Capital Accounts

In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of November 30, 2001, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

Undistributed Net	Accumulated Net	Additional
Investment Income (Loss)	Realized Gain (Loss)	Paid-in Capital

$9,288,721	$(66,171)	$(9,222,550)

Note 9. Capital Loss Carryforwards

The following summarizes the capital loss carryforwards as of November 30, 2001. This capital loss carryforward is available to offset future gains.

Expiring in Fiscal year	Amount

2007	$8,880,255
2008	$9,509,213
2009	$25,913,206

Under the current tax law, capital and currency losses realized after October 31, 2001 are deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended November 30, 2001, the Fund elected to defer capital losses occurring between November 1, 2001 and November 30, 2001 in the amount of $3,148,870.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

Report of Independent Accountants

To the Board of Directors and Shareholders of

Chartwell Dividend and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chartwell Dividend and Income Fund, Inc. (the “Fund”) at November 30, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 29, 1998 (commencement of operations) through November 30, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania

January 4, 2002

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

Automatic Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder otherwise elects, all dividend and capital gains distributions will be automatically reinvested in additional shares of common stock of the Fund by PFPC Inc., as agent for shareholders in administering the Plan (the “Plan Agent”). Shareholders who elect not to participate in the Plan will receive all dividends and distributions in cash, paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc., as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to PFPC Inc., as dividend paying agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date. Otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares a distribution, an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares will be acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Fund or (ii) by purchase of outstanding shares of common stock on the open market on the NYSE or elsewhere. If on the payment date of the dividend, the net asset value per share of the common stock is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on the “ex-dividend” basis or in no event more than 30 days after the dividend payment date to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market

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Chartwell Dividend and Income Fund, Inc.	November 30, 2001

purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. The Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value.

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Chartwell Dividend and Income Fund, Inc.	November 30, 2001

Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, Attn: Closed-End Department.

Federal Tax Information (unaudited)

Information for Federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the year ended November 30, 2001.

11.80% of the ordinary income distributions paid by the Fund during the year ended November 30, 2001 qualifies for the dividends received deduction for corporations.

Additional Information (unaudited)

During the period, there have been no material changes in the Fund’s investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund’s charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Effects of Leverage

Leverage of $60 million in commercial paper was initially sold by the Fund on July 28, 1999. Through November 30, 2001, interest paid on the commercial paper ranged from 2.68% to 6.75%. As of November 30, 2001, the Fund had $30 million outstanding at 3.50% per annum maturing on December 3, 2001, and $30 million at 2.68% per annum maturing on January 3, 2002. All interest rates include fees due to the broker-dealer. The Fund must experience an annual return of 0.68% to cover interest payments on the commercial paper.

CHARTWELL

Chartwell Dividend and Income Fund, Inc.	November 30, 2001

The following table explains the potential effects of leverage on the equity returns of common shareholders:

Assumed return on portfolio (net of expenses)	- 10.00%	- 5.00%	0.00%	5.00%	10.00%

Corresponding return to common stockholder	- 14.69%	- 7.81%	- 0.94%	5.94%	12.81%

Assumes $160 million assets attributable to common shareholders; $60 million aggregate leverage with an average interest rate of 2.50%. All figures appearing above are hypothetical returns generated to assist investors in understanding the effects of leverage. Actual returns may be greater or less than those appearing in the table.

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Chartwell Dividend and Income Fund, Inc.	November 30, 2001

Directors

Winthrop S. Jessup, Chairman

George W. Grosz
Kenneth F. Herlihy
Kevin A. Melich
C. Warren Ormerod
Bernard P. Schaffer

Officers

Winthrop S. Jessup, President

Bernard P. Schaffer, Vice President
Kevin A. Melich, Vice President
Timothy J. Riddle, Vice President and Treasurer
G. Gregory Hagar, Vice President
Leslie M. Varrelman, Vice President
Michael P. Malloy, Secretary
Maria E. Pollack, Assistant Secretary

Investment Manager

Chartwell Investment Partners, L.P.

1235 Westlakes Drive, Suite 330
Berwyn, PA 19312

Administrator

Princeton Administrators, L.P.

P.O. Box 9095
Princeton, NJ 08543-9095

Custodian

PFPC Trust Company

Eastwick Center
800 Tinicum Blvd.
Philadelphia, PA 19153

Transfer Agent

PFPC Inc.

P.O. Box 43027
Providence, RI 02940-3027

Independent Accountants

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square
18th & Cherry Streets
Philadelphia, PA 19103

This report, including the financial statements herein, is transmitted to the shareholders of Chartwell Dividend and Income Fund, Inc. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results should not be considered a representation of future performance. Statements and other information contained in this report are as dated and are subject to change.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.